TWEEDY, BROWNE FUND INC.

                          Supplement dated May 15, 2007
                      to Prospectus dated November 30, 2006


     The Tweedy, Browne Fund Inc. hereby supplements its Prospectus dated November 30, 2006 with the following information:

     Tweedy, Browne Value Fund (the "Value Fund") has commenced accepting investments from new investors on Tuesday, May 15, 2007. The Value Fund reserves the right to reject any investment for any reason. Shares of the Value Fund purchased on or after May 15, 2007 by a person who is not eligible to purchase shares of the Tweedy, Browne Global Value Fund (the "Global Value Fund") may not, until further notice, be exchanged for shares of the Global Value Fund. Eligibility criteria for investing in the Global Value Fund, which is currently closed to new investors as a general matter, are located on page 11 of the Prospectus. Additional information relating to redemptions and exchanges is located on page 13 of the Prospectus.

     The investment committee, which makes investment decisions on behalf of the Funds by consensus, now includes Managing Directors Thomas Shrager and Robert Wyckoff in addition to Christopher Browne, William Browne and John Spears. Previously, the committee consisted of Messrs. Browne and Spears, together with Thomas Shrager regarding global and foreign securities.